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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 22, 1996
                                                         (August 20, 1996)
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                              TrustCo Bank Corp NY

             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


              0-10592                              14-1630287
      (Commission File Number)             (IRS Employer Identification No.)
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                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311


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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on August 20, 1996, declaring a quarterly cash dividend of $0.275 per share, payable October 1, 1996, and the issuance of a 15% stock split, to be distributed on November 15, 1996. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.  Description
                     99(a) Press release dated August 20, 1996, declaring a quarterly cash dividend of $0.275 per share, payable October 1, 1996, and the issuance of a 15% stock split, to be distributed on November 15, 1996.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 21, 1996

                                         TrustCo Bank Corp NY
                                         (Registrant)


                                         By:/s/ Robert T. Cushing
                                         ------------------------
                                         Robert T. Cushing
                                         Vice President and
                                         Chief Financial Officer


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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.  Description                                        Page
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      99(a)          Press release dated August                          5
                     20,   1996,   declaring  a  quarterly   cash
                     dividend   of  $0.275  per  share,   payable
                     October 1, 1996, and the issuing of a 15% stock split, to be distributed on November
                     15, 1996.


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                                                   Exhibit 99(a)

TRUSTCO
Bank Corp NY                                       News Release
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192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668

Subsidiary:  Trustco Bank

Contact:            William F. Terry
                    Senior Vice President and Secretary
                    518-381-3611

FOR IMMEDIATE RELEASE:

                              TRUSTCO DECLARES CASH DIVIDEND AND STOCK SPLIT

Schenectady, New York - August 20, 1996

On August 20, 1996 the Board of Directors of the Company declared a quarterly dividend of $0.275 per share, payable October 1, 1996, to the shareholders of record at the close of business on September 6, 1996.

The Company also announced that its Board of Directors approved a 15% stock split. The additional shares are to be distributed on November 15, 1996 to shareholders of record on October 25, 1996. The Board of Directors also ex pressed its intent to maintain its $1.10 annual dividend rate per share.

TrustCo is a $2.2 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 48 bank offices in Albany, Colum bia, Greene, Rensselaer, Saratoga, Schenectady, Warren, and Washington coun ties. In addition, the bank operates a full service Trust Department with $868 million of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

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